UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 5, 2019

OZOP SURGICAL CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-55976	35-2540672
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

319 Clematis Street, Suite 714, West Palm Beach, FL 33401

(Address of principal executive offices) (Zip Code)

(866) 286-1055

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 5, 2019, Ozop Surgical Corp. (the “Company”) entered into an Assignment Agreement (the “October Note Assignment Agreement”) with Power Up Lending Group LTD., a Virginia corporation (“Power Up”) and JEB Partners L.P., a Delaware limited partnership (“JEB”), pursuant to which Power Up agreed to assign all of its rights, title and interest in a convertible promissory note previously issued by the Company to Power Up on October 19, 2018, with a current total balance of $77,000 (the “October Note”) to JEB in exchange for $77,000 (the “October Note Purchase Price”) to be paid by JEB to Power Up. Pursuant to the October Note Assignment Agreement, the Company acknowledged and approved the assignment of the October Note in accordance therewith. Pursuant to the October Note Assignment Agreement, Power Up agreed instruct the Company’s transfer agent to release, and the Company confirmed that it will simultaneously instruct its transfer agent to reserve, 17,000,000 shares of its common stock for JEB’s benefit with respect to the October Note upon assignment of the October Note to JEB pursuant to the October Note Assignment Agreement. JEB delivered the October Note Purchase Price to Power Up on June 7, 2019. The October Note Assignment Agreement includes customary representations and warranties by the Company.

On June 5, 2019, the Company entered into an Assignment Agreement (the “December Note Assignment Agreement”) with Power and JEB pursuant to which Power Up agreed to assign all of its rights, title and interest in a convertible promissory note previously issued by the Company to Power Up on December 5, 2018, with a current total balance of $93,390.51 (the “December Note”) to JEB in exchange for $93,390.51 (the “December Note Purchase Price”) to be paid by JEB to Power Up. Pursuant to the December Note Assignment Agreement, the Company acknowledged and approved the assignment of the December Note in accordance therewith. Pursuant to the December Note Assignment Agreement, Power Up agreed to instruct the Company’s transfer agent to release and the Company confirmed that it will simultaneously instruct its transfer agent to reserve, 21,000,000 shares of its common stock for JEB’s benefit with respect to the December Note upon assignment of the December Note pursuant to the December Note Assignment Agreement. JEB delivered the December Note Purchase Price to Power Up on June 5, 2019. The December Note Assignment Agreement includes customary representations and warranties by the Company.

The foregoing descriptions of the October Note Assignment Agreement and the December Note Assignment Agreement do not purport to be complete and are qualified in their entireties by reference to the full text of the foregoing, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided above in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

10.1*	Assignment Agreement by and between the registrant and Power Up Lending Group LTD. and JEB Partners L.P. dated as of June 5, 2019.

10.2*	Assignment Agreement by and between the registrant and Power Up Lending Group LTD. and JEB Partners L.P. dated as of June 5, 2019.

*Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OZOP SURGICAL CORP.

Date: June 11, 2019	By:	/s/Barry Hollander
Barry Hollander
Chief Financial Officer